Assets and liabilities held for sale and discontinued operations	6 Months Ended
Jun. 30, 2022
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Assets and liabilities held for sale and discontinued operations	Assets and liabilities held for sale and discontinued operations
Assets held for sale
On February 28, 2022, the Company sold the VLCC Simone (2021 - 315,988 dwt) as part of an en-bloc transaction of four S-class VLCCs (see Note 6). The fair value less cost of disposal amounted to USD 50.5 million. The vessel was accounted for as a non-current asset held for sale as at June 30, 2022 and had a carrying value of USD 50.3 million. The net gain on the vessel amounts to USD 0.2 million and will be booked upon delivery which is expected to be delivered to its new owners in the course of the second half year 2022.
As of December 31, 2021, the Group had no assets held for sale.

Discontinued operations
As of June 30, 2022 and as of December 31, 2021 the Group had no operations that met the criteria of a discontinued operations.